UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 9, 2018

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

001-35471 (Commission file number)

27-4867100 (IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices) (Zip Code)

(281) 258-4400 (Company's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in Item 5.02 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2018, SAExploration Holdings, Inc. (the “Company”) established a long-term incentive equity plan for employees entitled the SAExploration Holdings, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”).

Effective April 9, 2018 (the “Grant Date”), initial awards of restricted stock units (the “Initial MIP Awards”) were made under the 2018 Plan to the Company’s named executive officers as follows:

Name	Current Position	Total Number of Stock Units
Jeff Hastings	Chief Executive Officer and Chairman of the Board	2,934,402
Brian Beatty	Chief Operating Officer	2,934,402
Brent Whiteley	Chief Financial Officer, General Counsel and Secretary	2,330,245
All Current Executive Officers as a Group		10,356,693

The Initial MIP Awards vest as follows: (a) one-fourth on July 29, 2019, (b) one-fourth on January 29, 2020, and (c) one-half on January 29, 2021. Notwithstanding the foregoing, all of an executive’s awards granted under the 2018 Plan will vest in full on the earliest to occur of (i) such executive’s attaining the age of 64 years, (ii) a Change of Control, as defined in such executive’s employment agreement, (iii) December 31, 2020, if such executive’s employment agreement is not renewed, and (iv) the termination of such executive’s employment for any reason other than a termination for Cause, as defined in such executive’s employment agreement, or a termination by such executive without Good Reason, as defined in such executive’s employment agreement. A form of the 2018 Long Term Incentive Plan Initial MIP Award Restricted Stock Unit Notice and Agreement is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of 2018 Long Term Incentive Plan Initial MIP Award Restricted Stock Unit Notice and Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2018

SAExploration Holdings, Inc.

By:	/s/ Brent Whiteley
Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2018 Long Term Incentive Plan Initial MIP Award Restricted Stock Unit Notice and Agreement.

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